UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:

February 1, 2006

(Date of earliest event reported)

SPECTRUM BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(770) 829-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

As previously reported, in order to assist the Company’s shareholders to better understand the impact of the Company’s recent acquisitions and dispositions its ongoing business, beginning on January 26, 2006 the Company made available on the Investor Relations section of its website certain supplementary information representing the Company’s quarterly results for the fiscal year ended September 30, 2005, as adjusted to include the results of acquired businesses and to exclude the results of disposed businesses, along with a reconciliation of these pro forma results to financial results presented in accordance with U.S. generally accepted accounting principles. Beginning on February 1, 2006, the Company expanded this supplementary information to include certain information regarding its quarterly results of operations by segment. This supplementary information is attached hereto in its entirety as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Supplemental pro forma financial information issued by Spectrum Brands, Inc. on February 1, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2006	SPECTRUM BRANDS, INC.

	By:	/s/ Randall J. Steward
	Name:	Randall J. Steward
	Title:	Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Supplemental pro forma financial information issued by Spectrum Brands, Inc. on February 1, 2006.

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